UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-09887
                 ---------------------------------------------

                           Kit Cole Investment Trust
                           -------------------------
               (Exact name of registrant as specified in charter)


                          851 Irwin Street, Suite 301
                          ---------------------------
                              San Rafael, CA 94901
                              --------------------
              (Address of principal executive offices) (Zip code)

                                  Jeff Tappan
                                  -----------
                          851 Irwin Street, Suite 301
                          ---------------------------
                              San Rafael, CA 94901
                              --------------------
                    (Name and address of agent for service)

                                  866-548-2653
                                  ------------
               (Registrants telephone number, including are code)

Date of fiscal year end: June 30, 2003
                         -------------

Date of reporting period: June 30, 2003
                          -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                      (KITCOLE STRATEGIC GROWTH FUND LOGO)

                                 ANNUAL REPORT

                                 JUNE 30, 2003

                      (KITCOLE STRATEGIC GROWTH FUND LOGO)

"I like the dreams of the future better than the history of the past..."

                                                                Thomas Jefferson

WHAT A DIFFERENCE A YEAR MAKES

Last year at this time, the stock market was still in the midst of the worst bear market since 1929. While, from July 1, 2002 to June 30, 2003 the Standard and Poor's 500 stock index fell 1.55%, this small decrease belies the roller coaster that the market experienced through the period.

For example, From July 1, 2002 to October 9, 2002, the Standard & Poor's Index (S&P 500) was down 213.06 points to 776.76, a decline of -21.52%.

Then from October 9, 2002 through June 30, 2003, the S&P 500 rose 197.74 points, or +25.46%, ending the bear market decline and causing the editor of Barron's, the Dow Jones Business and Financial Weekly, to exclaim on the cover of its May 5, 2003 issue "THE BULL IS BACK!"

In our last investor report, we observed that the first quarter 2003 successful "test" of the July 2002 and October 2002 lows, "sets the stage for a solid rally and the beginning of a stock market recovery, which could last months if not years." Investors were not disappointed.

In the second quarter the S&P 500 rallied 19.27% before taking a breather and consolidating its gains. The S&P 500 ended up 14.89% for the three months ending June 30, 2003.

THE ECONOMY

Economic growth did not fare so well during this period. Buffeted by the War in Iraq and its aftermath and a long harsh winter, the consumer stayed away and business did not begin new projects. As a result, the U.S. economy grew at only an estimated 1.4% rate, less than one half the 3.2% rate projected by the Wall Street Journal's November 2002 survey of economists. New home sales and real estate re-finances stayed strong through the quarter as a result of forty-year lows in interest rates.

ECONOMIC AND FISCAL STIMULUS
----------------------------

The Federal Reserve lowered interest rates on fed funds to 1%, which is the 13th time rates have been lowered since 2000.

Politicians were also busy in the second quarter, lowering income taxes on long-term capital gains and dividends to a rate of 15%, effective May 6, 2003. However, the Jobs and Growth Tax Relief Reconciliation Act of 2003 was enacted by the narrowest of margins. The passage of this bill was so contentious, should the Republicans lose their majority or President Bush fails to gain re-election in 2004, we believe that the hard-won tax reductions gained could be rolled back by the successor administration or Congress.

OUTLOOK FOR 2003

INVESTOR CONCERNS
-----------------

Investors still have much to worry about: deficits, false statements about weapons of mass destruction, unemployment and elusive recovery, to mention but a few topics.

UNEMPLOYMENT
------------

Unemployment continues to rise to a 10 year high of 6.4% in June to 6.2% in July.

Employment, however, is a lagging factor and improves after an economic recovery is well underway.

ELUSIVE ECONOMIC RECOVERY:
--------------------------

The U.S. has seen three quarters of economic growth at an estimated annualized rate of less than 1.5%. Finally, an up-tick is expected in the third quarter, as there are increasing signs of recovery in travel, retail, and semi-conductors along with other consumer cyclical companies all of which could benefit by the recent tax reductions across all marginal tax rates and rebate checks for the most modest wage earner.

THE EQUITY INVESTOR IS RETURNING

Driven by the lack of alternatives and the recent strengthening in the stock market, investors are shifting their emphasis from bond funds to equity funds. During the quarter, the ratio of equity mutual fund investments to bond fund investments has risen from 1.2/1 to a level of 1.9/1.

Note that investors are investing in equities in July of 2003 versus withdrawing $40 billion in July 2002.

SEASONALLY SLOW QUARTER

Historically the third quarter is one of the slowest periods in the stock market, as both U.S. and foreign investors and their families take vacations. During this time, stock prices could drift lower, more as a result of lack of buyers than aggressive selling.

Having said that, two thirds of companies reporting second quarter 2003 earnings are surprising on the upside, while only 12% are falling short of earnings expectations. As fiscal and monetary stimulus continues to wend their way through the economy, and signs emerge that businesses are reaping the benefits, we would expect higher prices on all of the indexes by year-end.

DISCUSSION OF THE FUND'S PERFORMANCE FOR THE PERIOD

The Fund's performance in the first fiscal quarter of 2003 was -19.76%, compared to -15.05% for the Russell 1000 Growth Index, the Fund's benchmark. Consumer pessimism and uncertainty surrounding the Iraq situation weighed heavily the markets. As a result, consumers and industries decided to hold off on discretionary spending and capital investment decisions, respectively. Due to the Fund's exposure to the consumer discretionary and industrial sectors, the Fund underperformed the benchmark by -4.49%. As a defensive measure, the Fund reduced its exposure to the markets during the period and maintained a significant cash position.

The Fund's performance in the second quarter was -3.81%, compared to 7.15% for the Fund's benchmark. The Fund's exposure to healthcare and industrial sectors continued to weigh down performance. However, brighter prospects for capital investment rallied the technology stocks. The Fund's cash position was reduced in response to brighter prospects for an improving economy.

The Fund's performance in the third quarter was 5.18%, compared to -1.07% for the Fund's benchmark. The Fund's above-benchmark performance was attributable largely to its exposure to the healthcare, industrial and technology sectors, each of which rebounded during the period. While uncertainty about the outcome of the war with Iraq weighed heavily on consumer spending, technology posted strong gains, being a likely beneficiary of government spending for the war efforts. The Fund's exposure to the Technology sector helped the Fund to out-perform the benchmark during the period by 6.25%.

The Fund's performance in the fourth quarter was 17.68%, compared 14.31% for the Fund's benchmark. Improving forecasts for an economic recovery, coupled with interested rates at on near their all time lows rallied the industrial and financial sectors in the fourth quarter. The prospects of increased economic activity also led to strong gains in the technology sector. As a result of the Fund's exposures to these sectors, the Fund posted strong gains during the 4th quarter, out performing the benchmark by 3.37%.

In summary, the tumultuous events during the fiscal 2003 year resulted in dramatic swings in the markets. The first half of the year saw large losses, while the second half saw huge gains. All totaled, the markets ended the year essentially flat. The Fund's total return for fiscal year 2003 was -4.47, compared to 2.94% for the Fund's benchmark in the same period. Looking forward to fiscal 2004, an improving sentiment for an economic recovery and an improving political situation should result in more capital investment by industries and spending by consumers, both of which are critical components for strong market returns and should benefit the position held by the Fund.

/s/Kit M. Cole

Kit M. Cole
Portfolio Manager
Kit Cole Strategic Growth Fund

The above outlook reflects the opinion of the advisor, is subject to change, and any forecasts made cannot be guaranteed. Past performance does not guarantee future results. Mutual fund investing involves risks; including loss of principal.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Kit Cole Strategic Growth Fund is distributed by Quasar Distributors, LLC. 08/03

                          AVERAGE ANNUAL TOTAL RETURN
                             THROUGH JUNE 30, 2003

                                         One Year      Since Inception1<F1>
                                         --------      --------------------
     KIT COLE STRATEGIC GROWTH FUND      -4.47%              -28.89%
     Russell 1000(R) Growth Index         2.94%              -15.53%

1<F1>  November 7, 2000.

     Date       Kit Cole Strategic Growth Fund   Russell 1000(R) Growth Index
     ----       ------------------------------   ----------------------------
   11/7/2000                10,000                          10,000
  12/31/2000                 8,660                           8,138
   3/31/2001                 5,840                           6,437
   6/30/2001                 6,570                           6,979
   9/30/2001                 4,410                           5,624
  12/31/2001                 5,040                           6,475
   3/31/2002                 4,890                           6,308
   6/30/2002                 4,250                           5,130
   9/30/2002                 3,410                           4,358
  12/31/2002                 3,280                           4,670
   3/31/2003                 3,450                           4,620
   6/30/2003                 4,060                           5,281

This chart assumes an initial investment of $10,000 made on 11/7/00 (commencement of operations). Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $10.3 billion; the median market capitalization was approximately $3.3 billion. The smallest company in the index had an approximate market capitalization of $1.1 billion.

KIT COLE STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2003

NUMBER OF                                                             MARKET
  SHARES                                                              VALUE
---------                                                             ------
             COMMON STOCK - 79.65%

             CONSUMER DISCRETIONARY - 17.88%

             APPAREL RETAIL - 5.89%
    5,050    Abercrombie & Fitch Co.*<F2>                           $  143,471
    8,875    Chico's FAS, Inc.*<F2>                                    186,819
                                                                    ----------
                                                                       330,290
                                                                    ----------

             BROADCASTING & CABLE TV - 2.19%
    2,900    Clear Channel Communications, Inc.*<F2>                   122,931
                                                                    ----------

             COMPUTER & ELECTRONICS RETAIL - 3.98%
    5,087    Best Buy Co., Inc.*<F2>                                   223,421
                                                                    ----------

             HOMEBUILDING - 2.63%
    1,900    Centex Corporation                                        147,801
                                                                    ----------

             SPECIALTY STORES - 3.19%
   10,700    PETsMART, Inc.                                            178,797
                                                                    ----------

             CONSUMER DISCRETIONARY Total                            1,003,240
                                                                    ----------

             FINANCIALS - 9.12%

             CONSUMER FINANCE - 3.50%
    4,000    Capital One Financial Corporation                         196,720
                                                                    ----------

             DIVERSIFIED FINANCIAL SERVICES - 5.62%
    1,750    The Bear Stearns Companies Inc.                           126,735
    2,250    The Goldman Sachs Group, Inc.                             188,437
                                                                    ----------
                                                                       315,172
                                                                    ----------
             FINANCIALS Total                                          511,892
                                                                    ----------

             HEALTH CARE - 21.32%

             BIOTECHNOLOGY - 5.72%
    1,700    Amgen Inc.*<F2>                                           112,948
    1,000    Genentech, Inc.*<F2>                                       72,120
    2,000    MedImmune, Inc.*<F2>                                       72,780
    4,000    Millennium Pharmaceuticals, Inc.*<F2>                      62,920
                                                                    ----------
                                                                       320,768
                                                                    ----------

             HEALTH CARE DISTRIBUTORS & SERVICES - 6.04%
      100    A.D.A.M., Inc.*<F2>                                           141
    2,600    Express Scripts, Inc.*<F2>                                177,294
    5,350    Laboratory Corporation of America Holdings*<F2>           161,302
                                                                    ----------
                                                                       338,737
                                                                    ----------

             HEALTH CARE EQUIPMENT - 2.87%
    6,200    Baxter International Inc.                                 161,200
                                                                    ----------

             PHARMACEUTICALS - 6.69%
    4,200    Biovail Corporation*<F2>                                  197,652
    5,200    Pfizer Inc.                                               177,580
                                                                    ----------
                                                                       375,232
                                                                    ----------
             HEALTH CARE Total                                       1,195,937
                                                                    ----------

             INDUSTRIALS - 5.73%

             DIVERSIFIED COMMERCIAL SERVICES - 3.37%
   10,325    Cendant Corporation*<F2>                                  189,154
                                                                    ----------
             INDUSTRIAL CONGLOMERATES- 2.36%
    4,625    General Electric Company                                  132,645
                                                                    ----------
             INDUSTRIALS Total                                         321,799
                                                                    ----------

             INFORMATION TECHNOLOGY - 25.60%

             APPLICATION SOFTWARE - 9.16%
   10,200    Advent Software, Inc.*<F2>                                174,624
    2,150    Electronic Arts Inc.*<F2>                                 158,885
    2,400    Fair Isaac Corporation                                    123,480
    6,000    Siebel Systems, Inc.*<F2>                                  56,898
                                                                    ----------
                                                                       513,887
                                                                    ----------

             COMPUTER HARDWARE - 2.27%
    4,000    Dell Computer Corporation*<F2>                            127,360
                                                                    ----------

             ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.53%
   13,600    Flextronics International Ltd.*<F2>                       141,848
                                                                    ----------

             INTERNET SOFTWARE & SERVICES - 2.79%
   24,875    Retek Inc.*<F2>                                           156,713
                                                                    ----------

             NETWORKING EQUIPMENT - 1.97%
    6,600    Cisco Systems, Inc.*<F2>                                  110,814
                                                                    ----------

             SEMICONDUCTOR EQUIPMENT - 2.07%
    2,500    KLA-Tencor Corporation*<F2>                               116,150
                                                                    ----------

             SEMICONDUCTORS - 2.29%
    5,975    Intel Corporation                                         124,184
      175    NVIDIA Corporation*<F2>                                     4,009
                                                                    ----------
                                                                       128,193
                                                                    ----------

             SYSTEMS SOFTWARE - 2.52%
    4,400    Adobe Systems Incorporated                                141,152
                                                                    ----------
             INFORMATION TECHNOLOGY Total                            1,436,117
                                                                    ----------
             COMMON STOCK TOTAL
               (COST $4,244,102)                                     4,468,985
                                                                    ----------

             SHORT-TERM INVESTMENTS - 20.98%
             MONEY MARKET FUNDS - 3.23%
  181,522    SEI Daily Income Government Trust Fund                    181,522
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
             U.S. GOVERNMENT - 13.01%
 $200,000    U.S. Treasury Bill, 1.18%                                 199,989
  530,000    U.S. Treasury Bill, 1.25%                                 529,837
                                                                    ----------
                                                                       729,826
                                                                    ----------

             VARIABLE RATE DEMAND NOTES#<F3> - 4.74%
  111,686    American Family Financial Services, Inc., 0.85%,#<F3>     111,686
  154,305    Wisconsin Corporate Central Credit Union, 0.70%,#<F3>     154,305
                                                                    ----------
                                                                       265,991
                                                                    ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $1,177,339)                                     1,177,339
                                                                    ----------
             TOTAL INVESTMENTS - 100.63%
               (COST $5,421,441)                                     5,646,324
                                                                    ----------
             Liabilities, Less Other Assets - (0.63)%                  (35,507)
                                                                    ----------
             TOTAL NET ASSETS - 100.00%                             $5,610,817
                                                                    ----------
                                                                    ----------

*<F2>  Non-income producing security.
#<F3> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. The interest rates change periodically at specified dates. The rates shown are as of June 30, 2003.

              See accompanying Notes to the Financial Statements.

KIT COLE STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
   Investments in securities, at market value (cost: $5,421,441)   $ 5,646,324
   Cash                                                                  4,772
   Dividends and interest receivable                                     1,167
   Receivable from Advisor                                               6,331
   Receivable for fund shares issued                                    73,324
   Other assets                                                          9,498
                                                                   -----------
   Total assets                                                      5,741,416
                                                                   -----------

LIABILITIES:
   Payable for securities purchased                                     67,039
   Accrued expenses                                                     63,560
                                                                   -----------
   Total liabilities                                                   130,599
                                                                   -----------
   Total net assets                                               $  5,610,817
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $10,052,396
   Accumulated net realized loss on investments                     (4,666,462)
   Unrealized depreciation on investments                              224,883
                                                                   -----------
   Total net assets                                                $ 5,610,817
                                                                   -----------
                                                                   -----------

   Shares outstanding (unlimited shares of no par value authorized)  1,383,589

   Net asset value, offering and redemption price per share        $      4.06
                                                                   -----------
                                                                   -----------

              See accompanying Notes to the Financial Statements.

KIT COLE STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 2003

INVESTMENT INCOME:
   Dividend income                                                   $   8,449
   Interest income                                                       7,167
                                                                     ---------
   Total investment income                                              15,616
                                                                     ---------

   Advisory fees                                                        42,233
   Administration fees                                                  41,677
   Professional fees                                                    34,273
   Shareholder servicing fees and expenses                              29,164
   Fund accounting fees                                                 21,081
   Federal and state registration                                       21,040
   Distribution (12b-1) fees                                             8,447
   Custody fees                                                          6,589
   Reports to shareholders                                               5,388
   Trustees fees and expenses                                            4,080
   Insurance                                                             2,762
                                                                     ---------

   Total expenses before Advisor reimbursement                         216,734
   Less fees and expenses reimbursed and waived by Advisor            (149,162)
                                                                     ---------
   Net expenses                                                         67,572
                                                                     ---------
   Net investment loss                                                 (51,956)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                   (601,367)
   Net change in unrealized appreciation on investments                529,506
                                                                     ---------
   Net realized and unrealized loss on investments                     (71,861)
                                                                     ---------

   Net decrease in net assets resulting from operations              $(123,817)
                                                                     ---------
                                                                     ---------

              See accompanying Notes to the Financial Statements.

KIT COLE STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR              YEAR
                                                    ENDED              ENDED
                                                JUNE 30, 2003      JUNE 30, 2002
                                                -------------      -------------
OPERATIONS:
   Net investment loss                            $  (51,956)      $   (61,279)
   Net realized loss on investments                 (601,367)       (2,062,881)
   Net change in unrealized
     appreciation on investments                     529,506           254,552
                                                  ----------       -----------
   Net decrease in assets
     resulting from operations                      (123,817)       (1,869,608)
                                                  ----------       -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                       2,587,212         2,012,860
   Cost of shares redeemed                          (852,252)       (1,326,437)
                                                  ----------       -----------
   Net increase in net assets
     from capital share transactions               1,734,960           686,423
                                                  ----------       -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                    1,611,143        (1,183,185)

NET ASSETS:
   Beginning of year                               3,999,674         5,182,859
                                                  ----------       -----------

   End of year                                    $5,610,817       $ 3,999,674
                                                  ----------       -----------
                                                  ----------       -----------

              See accompanying Notes to the Financial Statements.

KIT COLE STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                                YEAR             YEAR     NOVEMBER 7, 20001<F4>
                                               ENDED             ENDED           THROUGH
                                           JUNE 30, 2003     JUNE 30, 2002    JUNE 30, 2001
                                           -------------     -------------    -------------
NET ASSET VALUE:
   Beginning of period                          $4.25            $6.57            $10.00
                                                -----            -----            ------
OPERATIONS:
   Net investment loss2<F5>                     (0.04)           (0.07)            (0.05)
   Net realized and unrealized
     loss on investment securities              (0.15)           (2.25)            (3.38)
                                                -----            -----            ------
       Total from operations                    (0.19)           (2.32)            (3.43)
                                                -----            -----            ------
NET ASSET VALUE:
   End of period                                $4.06            $4.25            $ 6.57
                                                -----            -----            ------
                                                -----            -----            ------

Total return                                   -4.47%          -35.31%           -34.30%3<F6>

Net assets at end of period
  (000s omitted)                               $5,611           $4,000            $5,183

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
   Before expense reimbursement                 6.41%            5.44%             5.00%4<F7>
   After expense reimbursement                  2.00%            2.00%             2.00%4<F7>

RATIO OF NET INVESTMENT
  LOSS TO AVERAGE NET ASSETS:
   Before expense reimbursement                -5.95%           -4.87%            -4.16%4<F7>
   After expense reimbursement                 -1.54%           -1.43%            -1.16%4<F7>

   Portfolio turnover rate                        95%             134%               82%3<F6>

1<F4>   Commencement of Operations.
2<F5> Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
3<F6>   Not annualized.
4<F7>   Annualized.

              See accompanying Notes to the Financial Statements.

KIT COLE STRATEGIC GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2003

1. ORGANIZATION

The Kit Cole Strategic Growth Fund (the "Fund") is a series of Kit Cole Investment Trust (the "Trust"), a business trust organized on March 27, 2000 in the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. Kit Cole Strategic Growth Fund is currently the only series of the Trust. The Fund commenced operations on November 7, 2000. Kit Cole Investment Advisory Services, Inc. serves as the investment advisor (the "Advisor") for the Fund and is responsible for managing the Fund's portfolio of securities. The objective of the Fund is the long-term growth of investment capital.

2. SIGNIFICANT ACCOUNTING POLICIES

a) Organization and Prepaid Registration Expenses

Expenses incurred by the Trust in connection with the organization and the initial public offering of shares were expensed as incurred. Prepaid registration expenses are deferred and amortized over the period of benefit.

b) Investment Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

c) Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required. Accounting principles generally accepted in the United States require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences relating to a net operating loss at June 30, 2003 reclassifications were recorded to increase accumulated net investment loss and decrease paid in capital by $51,956.

As of June 30, 2003, the Fund had realized capital losses of $188,482 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2004.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had accumulated capital loss carryforwards for tax purposes of $2,002,214, $2,004,942 and $431,733 which will expire on June 30, 2009, June 30, 2010 and June 30, 2011, respectively.

d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

e) Other

Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom certain officers and one Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund's average daily net assets.

The Advisor has agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) do not exceed 2.00% of its average daily net assets until September 30, 2004. After September 30, 2004, the Advisor may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three to five years from the year in which such amount was waived or reimbursed. Accordingly, waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

           Year of Expiration                Recoverable Amount
           ------------------                ------------------
                6/30/06                           $189,717
                6/30/06                            147,312
                6/30/07                            149,162

4. DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan may be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2003 were as follows:

                  Purchases                       Sales
                  ---------                       -----
             U.S.                          U.S.
          Government      Other         Government       Other
          ----------      -----         ----------       -----
              $0        $4,320,572          $0         $2,716,479

As of June 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Cost of investments (a)<F8>                      $ 5,460,532
                                                           -----------

          Gross unrealized appreciation                    $   566,080
          Gross unrealized depreciation                       (380,288)
                                                           -----------
          Net unrealized appreciation                      $   185,792
                                                           -----------
                                                           -----------

          Cumulative tax cost adjustment                   $    39,091
                                                           -----------
          Undistributed ordinary income                             --
          Undistributed long-term capital gains                     --
                                                           -----------
                                                           $        --
                                                           -----------
                                                           -----------

          Other accumulated gains/(losses)                 $(4,666,462)
                                                           -----------
          Total accumulated earnings/(losses)              $(4,441,579)
                                                           -----------
                                                           -----------

          (a)<F8> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sale losses.

6. SHARES OF BENEFICIAL INTEREST

                                            Year                Year
                                           Ended               Ended
                                       June 30, 2003       June 30, 2002
                                       -------------       -------------

          Shares sold                      680,586             417,564
          Shares redeemed                 (237,251)           (266,330)
                                         ---------            --------
          Net increase
            in shares                      443,335             151,234

          Shares outstanding:
          Beginning of year                940,254             789,020
                                         ---------            --------
          End of year                    1,383,589             940,254
                                         ---------            --------
                                         ---------            --------

7. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES  AND OFFICERS (UNAUDITED)

INDEPENDENT TRUSTEES:

                                                                                             # OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                 POSITION(S)     TERM OF OFFICE                                            COMPLEX
 NAME, AGE        HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION                OVERSEEN     OTHER DIRECTORSHIPS
AND ADDRESS       THE TRUST        TIME SERVED        DURING PAST FIVE YEARS              BY TRUSTEE      HELD BY TRUSTEE
-----------       ---------      --------------       ----------------------              ----------    -------------------
Deborah J.        Trustee        Indefinite Term,    Chairperson, San Francisco               1        None
  Magowan                        3 Years Served      Fall Antique show, 1996 to
(57)                                                 present; Trustee, The
851 Irwin St.                                        Hamlin's School, 1990-1996.
San Rafael, CA
94901

Lilly Stamets     Trustee        Indefinite Term,    Executive Vice President,                1        None
(56)                             3 Years Served      California Host (corporate &
851 Irwin St.                                        meeting event company),
San Rafael, CA                                       2001 - Present; Retail
94901                                                Operations Manager, The
                                                     Academy Store (retail store
                                                     at the California Academy of
                                                     Sciences), 1995 - 2001;
                                                     Principal, Premier Consulting
                                                     Services (retailer consultants),
                                                     1995 - Present.

INTERESTED TRUSTEES:

Kit M. Cole       Trustee        Indefinite Term,    CEO and Founder, Kit Cole                1        San Rafael Bancorp
(62)              and            3 Years Served      Investment Advisory Services,                     Community Bankshares,
851 Irwin Street  Chairperson                        1977 - Present.                                   LP; Shoreline Capital
San Rafael, CA                                                                                         Partners, LP; New West
94901                                                                                                  Bancshares, Inc.;
                                                                                                       Novato Community
                                                                                                       Bank; Kit Cole
                                                                                                       Investment Advisory
                                                                                                       Services; Cole Financial
                                                                                                       Ventures, Inc.; Marin
                                                                                                       Advisors, Inc.

OFFICERS:

Jeff Tappan       Executive      Indefinite Term     Project Manager and Fixed Income                  San Rafael Bancorp;
(38)              Vice           3 Years Served      Manager, Kit Cole Investment                      Tamalpais Bank
851 Irwin St.     President,                         Advisory Services, 1999 - Present.
San Rafael, CA    Secretary &
94901             Treasurer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Kit Cole Investment Trust
San Rafael, California

We have audited the accompanying statement of assets and liabilities of Kit Cole Strategic Growth Fund, a series of shares of Kit Cole Investment Trust, including the schedule of investments, as of June 30, 2003, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kit Cole Strategic Growth Fund as of June 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 8, 2003

                                    ADVISOR
                     Kit Cole Investment Advisory Services
                          851 Irwin Street, Suite 301
                              San Rafael, CA 94901

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                       615 E. Michigan Street, Suite 200
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                              FUND ADMINISTRATION,
                                FUND ACCOUNTING,
                            TRANSFER AGENT, DIVIDEND
                                  PAYING AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. RESERVED
----------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. RESERVED
----------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
------------------

(a) This disclosure is not applicable. This disclosure is effective only for annual periods ending on or after July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Registrant:  Kit Cole Investment Trust
                  --------------------------------------

     By: /s/ Kit M. Cole
         -----------------------------------------------
               Kit M. Cole, President

     Date: September 4, 2003
           ---------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By: (Signature and Title)  /s/ Kit M. Cole
                                ---------------------------------------
                                   Kit M. Cole, President

     Date: September 4, 2003
           ------------------------------------------------------------

     By: (Signature and Title)  /s/ Jeff Tappan
                                ---------------------------------------
                                   Jeff Tappan, Treasurer

     Date: September 4, 2003
           ------------------------------------------------------------